NUVEEN INTERNATIONAL GROWTH FUND

SUPPLEMENT DATED OCTOBER 2, 2017

TO THE SUMMARY PROSPECTUS DATED MARCH 31, 2017

Tracy Stouffer, portfolio manager for Nuveen International Growth Fund (the “Fund”), has announced that she will retire from Nuveen Asset Management, LLC (“Nuveen Asset Management”) on January 1, 2018. She will continue to serve as portfolio manager for the Fund until that time. Effective immediately, Reed D. Walters and Joseph R. O’Flaherty are added as portfolio managers for the Fund. Mr. Walters has worked with Nuveen Asset Management’s International Growth team since he was appointed Head of Global/International Equities in January 2017. Mr. O’Flaherty has been an analyst on the International Growth team since the Fund’s inception in 2009.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-IGFS-1017P